UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

February 8, 2005

NETFRAN DEVELOPMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Florida	0-50051	65-0983277
(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

8000 Towers Crescent Drive, Suite 1220
Vienna, VA 22182

(Address of principal executive offices) (Zip Code)

(703) 918-2430

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9. Financial Statements and Exhibits.

     On February 8, 2005, we filed a Current Report on Form 8-K (the “Report”) to report our acquisition of Ariel Way, Inc. (“Ariel Way”), a technology and services company providing highly secure global communications solutions, based in Vienna, Virginia. We are filing this Amendment No. 1 to the Report to include the financial statements and pro forma financial information required under Item 9. of Form 8-K.

(a) Financial statements of businesses acquired.

     The financial statements of Ariel Way required by this item are attached as Exhibit 99.2 and incorporated herein by this reference.

(b) Pro forma financial information

     The pro forma financial information required by this item for the transaction described in the Report is attached as Exhibit 99.3 and incorporated herein by this reference.

(c) Exhibits Furnished.

99.2 Consolidated Financial Statements of Ariel Way, Inc. and Subsidiary

99.3 Pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETFRAN DEVELOPMENT CORP.

By: /s/ Arne Dunhem
Name:  Arne Dunhem
Title: President and Chief Executive Officer

Date: April 21, 2005